SECURITIES  AND EXCHANGE COMMISSION
                      Washington, DC 20549




                          FORM 8-K / A


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  January 31, 2000.




               MIRADOR DIVERSIFIED SERVICES, INC.
             (Formerly TCT Financial Group B, Inc.)




Nevada                   0-28197              88-0431561
(State or other        (Commission         (IRS Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

    675 Lynnhaven Parkway 2nd Floor, Virginia Beach VA 23452
            (Address of Principal Executive offices)


                              Mail:
                      Post Office Box 8083
                     Virginia Beach VA 23452

Registrant's telephone number, including area code:  (757) 463-
9646, fax (757) 463-9690





This amendment is to clearly define the consolidated financial statement of Mirador Diversified Services, Inc. There are no other changes reflected in this amendment.



         MIRADOR DIVERSIFIED SERVICES, INC. CONSOLIDATED

                      FINANCIAL STATEMENTS

               FOR THE YEAR ENDED JANUARY 31, 2000






                        TABLE OF CONTENTS




                                                 Page

Independent Auditors' Report                        1

Balance Sheet                                       2

Statement of Income and Retained Earnings           3

Statement of Changes in Stockholders'               4
Equity

Statement of in Cash Flows                          5

Schedule of Computation of Adjusted Net             6
Worth

Notes to Financial Statements                     7-8

Report of the Internal Control Structure         9-10

Report on Compliance with Specific
Requirements Applicable to                         11
    Major HUD Programs

Comments and Recommendations                       12










                  INDEPENDENT AUDITOR'S REPORT




To the Board of Directors
  Mirador Diversified Services,
Inc. Consolidated
Denver, Colorado



We have audited the accompanying balance sheet of Mirador Diversified Services, Inc. as of January 31, 2000 and 1999, and the related statements of operations, stockholders' equity, cash flows and analysis of net worth for the years then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mirador Diversified Services, Inc. as of January 31, 2000 and 1999, and the results of its operations, cash flows its analysis of net worth for the year then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included in this report is presented for the purposes of additional analysis and is not a required part of the basic financial statements of Mirador Diversified Services, Inc. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


Michael Johnson & Co., LLC
Denver, Colorado
April 19, 2000

               MIRADOR DIVERSIFIED SERVICES, INC.
                          CONSOLIDATED
                      BALANCE SHEET FOR THE
                           YEAR ENDED
                        January 31, 2000



                                      2000       1999
                            ASSETS:
                    Current Assets:
                               Cash              97,259
                                    147,399
                Accounts Receivable  15,200      6,210
               Total Current Assets
                                    162,599     103,469

             Fixed Assets - Note 1:
                            Vehicle  24,530      24,530
              Computers & Furniture  56,457      56,308
                 Total Fixed Assets  80,987      80,838
      Less Accumulated Depreciation
                                    (57,006)     (42,608)

                   Net Fixed Assets  23,981      38,230

                      Other Assets:
                         Investment  29,315      29,315
                Refundable Deposits    850        850
          Mortgage Loans Receivable  34,250      34,250
                  Organization Cost    400        400
                 Total Other Assets  64,815      64,815

                       TOTAL ASSETS
                                    $251,395     $206,514


      LIABILITIES AND STOCKHOLDERS'
                            EQUITY:

               Current Liabilities:
                   Accounts Payable  20,838      23,053
                      Taxes Payable  16,499      4,587
        Note Payable - LOC - Note 2  14,383      14,388
              Note Payable - Note 3  33,968      12,748
          Total Current Liabilities  85,688      54,776

              Stockholders' Equity:
   Common Stock - Authorized 75,000
                             shares
          no par value - issued and
          outstanding 52,000 shares 222,824      180,057
                 Retained (Deficit)
                                    (57,117)     (28,319)
         Total Stockholders' Equity 165,707      151,738

TOTAL LIABILITIES AND STOCKHOLDERS'
                             EQUITY $251,395     $206,514




               MIRADOR DIVERSIFIED SERVICES, INC.
                           CONSOLIDATED
            STATEMENT OF INCOME AND RETAINED EARNINGS
                       FOR THE  YEAR ENDED
                        January 31, 2000





                                      2000         1999
                  REVENUE:

     Loan Origination Fees           599,480       720,912
           Interest Income                 -         2,054
             Total Revenue           599,480       722,966

       OPERATING EXPENSES:

    Loan Origination Costs           501,630       551,251
General and Administrative           126,648       233,962
            Total Expenses           628,278       785,213

   Operating Income (Loss)
                                    (28,798)      (62,247)


    Net Profit (Deficit) -
                 Beginning          (28,319)       33,928

    Net (Deficit) - Ending
                                   $(57,117)      $(28,319)


     Net Profit (Loss) Per           $(1.10)       $(0.54)
              Common Stock

   Weighted Average Shares            52,000        52,000
               Outstanding



               MIRADOR DIVERSIFIED SERVICES, INC.
                           CONSOLIDATED
                      STATEMENT OF CASHFLOW
                       FOR THE  YEAR ENDED
                        January 31, 2000

                                     2000         1999
         Cash flows from operating
                       activities:

                 Net Income (Loss)$(28,798)     $(62,247)


      Adjustments to reconcile net
                            income
           to net cash provided by
             operating activities:
                      Depreciation   14,398      10,107
   Decrease (increase) in accounts               10,966
                        receivable  (8,990)
Decrease (increase) in investments        -       (400)
    (Decrease) in accounts payable
                                    (2,215)     (10,853)
      (Decrease) increase in taxes  11,912       (1,085)
                           payable
      (Decrease) increase in notes   21,215
                           payable
         Decrease in mortgage loan        -      64,299
                        receivable
 Cash flows provided by operations    7,522      10,787

         Cash flows from investing
                       activities:
          Purchase of fixed assets    (149)      (7,000)
        Net cash used by investing    (149)      (7,000)

             Financing activities:
                Capital investment   42,767      42,599
    Net cash provided by financing   42,767      42,599
                        activities


         Increase in cash and cash   50,140      43,006
                       equivalents

      Cash and cash equivalents at   97,259      54,253
                 beginning of year
  Cash and cash equivalents at end
                           of year  $147,399    $97,259


Cash paid during year for interest   $6,062     $10,427
  No income taxes were due or paid       $-          $-









               MIRADOR DIVERSIFIED SERVICES, INC.
                          CONSOLIDATED
          STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
               FOR THE YEAR ENDED JANUARY 31, 2000


                                             Total
                                  Retained   Stockholders'
                          Capital Earnings   Balance


 Balance - January
          31, 1998      $137,458  $33,928    $171,386

Capital investment        42,599       -       42,599

       Net Deficit
 January 31, 1999              -  (62,247)    (62,247)

 Balance - January
          31, 1999       180,057  (28,319)    151,738

Capital investment        42,767       -       42,767

Net Defict January
          31, 2000           -    (28,798)    (28,798)

 Balance - January
          31, 2000      $222,824 $(57,117)   $165,707









               MIRADOR DIVERSIFIED SERVICES, INC.
                          CONSOLIDATED
                COMPUTATION OF ADJUSTED NET WORTH
                  TO DETERMINE COMPLIANCE WITH
                    FHA NETWORTH REQUIREMENTS
                       FOR THE  YEAR ENDED


                                         2000        1999

    Stockholders' Equity per Balance
                               Sheet $165,707     $151,738

            Less Unacceptable Assets:
                Organizational Costs      400         400
           Total Unacceptable Assets      400         400

          Adjusted Net Worth for FHA
                Requirement Purposes $165,307     $151,338



               MIRADOR DIVERSIFIED SERVICES, INC.
                          CONSOLIDATED
                  Notes to Financial Statements
                        January 31, 2000


Note 1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

     Mirador Diversified Services, Inc. was incorporated in
     October 1990 under the laws of Colorado and began operations in February 1991. The Company is an approved loan correspondent under the Department of Housing and Urban
     Development.

                   Capital Stock Transactions

The authorized capital stocks of the corporation are 75,000 shares of common stock with no par value.

     Cash and Cash Equivalents

The Company considers all highly liquid debt instruments, purchased with an original maturity of three months or less, to be cash equivalents.

                     Property and Equipment

     Property and equipment is stated at cost. The cost of ordinary maintenance and repairs is charged to operations while renewals and replacements are capitalized.
     Depreciation is figured on a straight-line basis as follows:

               Vehicles                 5 years
               Computers & Furniture    7 years

     Depreciation expense for 2000 was $14,398.

Note 2.  NOTE PAYABLE - LINE OF CREDIT:

     Note payable represents a $15,000 line of credit to The
     Company from Key Bank at an annual interest rate of 11.25 percent. The amount borrowed on the line at January 31, 2000 was $14,383.

Note 3.  NOTE PAYABLE:

     Represents funds advanced to The Company by T.L. Byrd non-interest bearing, due on demand.

Note 4.  NET (LOSS) PER COMMON SHARE

The net (loss) per share has been computed by dividing net income
(loss) by the weighted average number of common shares and equivalents outstanding.

Note 5.  LEASE OBLIGATION:

The Company leases its' main office space for approximately $900 a month. The current lease expires in June of 2000. The Company also leases a branch office in Colorado Springs for $475 a month.
This lease expires in March of 2001.

               MIRADOR DIVERSIFIED SERVICES, INC.
                          CONSOLIDATED
            Notes to Financial Statements (Continued)
                        January 31, 2000



Note 6.  INCOME TAXES:

     Significant components of The Company's deferred tax liabilities and assets are as follows:

          Deferred Tax Liability                       $     0
          Deferred Tax Assets
               Net Operating Loss Carryforwards        $57,117
               Book/Tax Differences in Bases of Assets  15,200
               Less Valuation Allowance                (72,317)
          Total Deferred Tax Assets                    $     0
          Net Deferred Tax Liability                   $     0

As of January 31, 2000, The Company had a net operating loss carryfoward for federal tax purposes approximately equal to the accumulated deficit recognized for book purposes, which will be available to reduce future taxable income. The full realization of the tax benefit associated with the carryforward depends predominantly upon The Company's ability to generate taxable income during the carryforward period. Because the current uncertainty of realizing such tax assets in the future, a valuation allowance has been recorded equal to the amount of the net deferred tax asset, which caused The Company's effective tax rate to differ from the statutory income tax rate. The net operating loss carryforward, if not utilized, will begin to expire in the year 2010.

Note 7.  INVESTMENT ARRYNGTON HOMES CORPORATION:

During 1996, Mid-America (a subsidiary of Mirador Diversified
Services, Inc.) invested $28,915 into Arryngton Homes
Corporation. Mid-America received 10,000 shares or 10 percent of the corporation, which is developing a townhome and condominium project pre-appraised at $420,000.








Independent Auditor's Report on Internal Controls

To the Board of Directors of
  Mirador Diversified
Services, Inc.
Denver, Colorado


We have audited the financial statements of Mirador Diversified Services, Inc., as of and for the years ended January 31, 2000 and 1999, and have issued our report thereon dated April 19, 2000. We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and about whether Mirador Diversified Services, Inc. complied with laws and regulations, noncompliance with which would be material to a HUD-assisted program.

In planning and performing our audits, we obtained an understanding of the design of relevant internal controls and determined whether they had been placed in operation, and we assessed control risk in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements of Mirador Diversified Services, Inc. Consolidated and on its compliance with specific requirements applicable to its major HUD-assisted programs and to report on internal controls in accordance with the provisions of the Guide and not to provide any assurance on internal controls.

The management is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. The objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles and that HUD-assisted programs are managed in
compliance with applicable laws and regulations.   Because of
inherent limitations in any internal control structure, errors or irregularities may nevertheless occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the effectiveness of the design may deteriorate.

We performed tests on controls, as required by the Guide, to evaluate the effectiveness of the design and operation of internal controls that we considered relevant to preventing or detecting material noncompliance with specific requirements applicable to Mirador Diversified Services, Inc. HUD-assessed programs. Our procedures were less in scope than would be necessary to render an opinion on internal control structure policy and procedures. Accordingly, we do not express such an opinion.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a reportable condition in which the design or operation of the specific control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited, or that noncompliance with laws and regulations that would be material to a HUD-assisted program may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving the internal control structure and its operation that we consider to be material weaknesses as defined above.

This report is intended for the information of the audit committee, management, and the Department of HUD. However, this report is a matter of public record and its distribution is not limited.

Denver, Colorado
April 19, 2000



    INDEPENDENT AUDITOR'S REPORT ON COMPLIANCE WITH SPECIFIC
                          REQUIREMENTS
                APPLICABLE TO MAJOR HUD PROGRAMS


To the Board of Directors
of Mirador Diversified Services, Inc.
Denver, CO

We have audited the financial statements of Mirador Diversified Services, Inc. as of and for the year ended January 31, 2000 and 1999, and have issued our report thereon dated April 19, 2000.
In addition, we have audited the Mirador Diversified Services, Inc. compliance with specific assisted programs, for the years ended January 31, 2000 and 1999. The management of the Mirador Diversified Services, Inc. Consolidated is responsible for compliance with those requirements. Our responsibility is to express an opinion on compliance with those requirements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide") issued by the US Department of Housing and Urban Development, Office of Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether material noncompliance with the requirements referred to above occurred. An audit includes examining, on a test basis, evidence about the Mirador Diversified Services, Inc. compliance with those requirements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, Mirador Diversified Services, Inc. complied, in all material respects, with the requirements described above that are applicable to its major HUD-assisted programs for the years ended January 31, 2000 and 1999.

This report is intended for the information of the audit committee, management, and the Department of Housing and Urban
Development. However, this report is a matter of public record and its distribution is not limited.

Denver, Colorado
April 19, 2000



                  COMMENTS AND RECOMMENDATIONS




Of the loan files examined, we found no major deficiencies.

Improvements have been made in the appearance and contents of the loan files.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed in its behalf by the undersigned, hereunto duly authorized.

Dated:  December 13, 2000               MIRADOR DIVERSIFIED
                                        SERVICES, INC.


                         S/S___John Edward Jones
                         John Edward Jones, President